EXHIBIT 32.1

Certification of Principal Executive Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

In connection with the annual report on Form 10K-SB of Rotoblock Corporation (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Matthias Heinze, Principal Executive Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) the annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: July 27, 2006              ROTOBLOCK CORPORATION,  Registrant

/s/  Matthias Heinze
By: Matthias Heinze, President and
       Principal Executive Officer